Class A: GDAFX     Class C: GDCFX     Institutional: GDIFX     Class IR: GDHFX     Class R: GDRFX
Before you invest, you may want to review the Goldman Sachs Dynamic Allocation Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 2, 2012, are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 87 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-107 of the Fund’s SAI.
SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Institutional	Class IR	Class R

Maximum Sales Charge (Load) Imposed on Purchases	5.5%	None	None	None	None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	None	1.0%	None	None	None
(as a percentage of the lower of original purchase price or sale proceeds)[1]

ANNUAL FUND OPERATING EXPENSES (expenses that you pay
each year as a percentage of the value of your investment)

	Class A	Class C	Institutional	Class IR	Class R

Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None	0.50%
Other Expenses	0.32%	0.32%	0.17%	0.32%	0.32%
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.18%	0.18%

Total Annual Fund Operating Expenses[2]	1.65%	2.40%	1.25%	1.40%	1.90%
Expense Limitation[3]	(0.08)%	(0.08)%	(0.08)%	(0.08)%	(0.08)%

Total Annual Fund Operating Expenses After Expense Limitation[2]	1.57%	2.32%	1.17%	1.32%	1.82%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Total Annual Fund Operating Expenses do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, dividend and interest expenses on short sales, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.054% of the Fund’s average daily net assets through at least April 2, 2013, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

2   SUMMARY PROSPECTUS — GOLDMAN SACHS DYNAMIC ALLOCATION FUND
EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$701	$1,034	$1,391	$2,391

Class C Shares
— Assuming complete redemption at end of period	$335	$741	$1,273	$2,730
— Assuming no redemption	$235	$741	$1,273	$2,730

Institutional Shares	$119	$389	$679	$1,504

Class IR Shares	$134	$435	$758	$1,673

Class R Shares	$185	$589	$1,019	$2,216

PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2011 was 297% of the average value of its portfolio.
PRINCIPAL STRATEGY
The Fund is intended for investors who seek capital appreciation but also seek asset class and risk diversification.
The Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), futures, swaps, structured notes and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in US and non-US companies), fixed income (US and non-US, investment grade and high yield) and commodities. Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”) manages the Fund dynamically by changing the Fund’s allocations to these asset classes based on the Investment Adviser’s tactical views and in response to changing market conditions.
The Investment Adviser’s Quantitative Investment Strategies Group uses a disciplined, rigorous and quantitative approach in allocating to the asset classes in which the Fund invests.
▪	The models that drive the tactical allocations use financial and economic factors that are designed to capture the expected return and expected volatility of global asset classes across markets. Among other considerations, the Investment Adviser attempts to allocate the Fund’s investments such that the Fund’s asset classes—equities, fixed income and commodities—contribute to the Fund’s overall expected volatility in a more balanced way than is typical in a traditional balanced portfolio. For example, in a traditional balanced portfolio (comprised of 60% equity assets and 40% fixed income assets), a disproportionate amount (e.g., 80%—90%) of the portfolio’s overall risk can be attributed to equities. By contrast, in the Fund’s portfolio, equity investments, fixed income investments, and commodity investments are expected to contribute to the Fund’s overall volatility profile in a manner that does not concentrate risk as heavily in any one asset class.

▪	Within a given asset class, the Quantitative Investment Strategies Group will consider a number of factors in selecting individual securities and investment types, including: cost, trading volume and efficiency and regulatory considerations.

▪	Additionally, as a measure against inflation, the Fund will typically allocate some portion of its assets to commodity linked instruments and Treasury Inflation Protected Securities (“TIPS”), asset classes that are intended to (and have historically) provide higher returns during inflationary periods.

▪	As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury or short-term investments, including money market funds.

▪	On a regular basis (typically monthly), the Investment Adviser will assess the risk contribution of each asset class and rebalance accordingly.
The Investment Adviser will tactically shift the Fund’s portfolio weightings among the different asset classes both to take advantage of changing market opportunities for greater capital appreciation and in response to changing market risk conditions. At any given time, the Fund will establish overweight positions in those asset classes that the Investment Adviser believes will outperform relative to other asset classes and hold underweight positions in those asset classes that the Investment Adviser believes will underperform on a relative basis. Additionally, the Investment Adviser may adjust the Fund’s asset class allocation based on the information provided by its Market Sentiment Indicator (the “Indicator”). The Indicator is a proprietary composite of various measures of financial disruption, such as the volatility of the S&P 500 Index and credit spreads. Credit spreads measure the difference in the yield of higher yielding bond sectors relative to Treasury bonds. When those spreads widen, this can indicate higher levels of uncertainty or distress in financial markets. When the Indicator signals high market distress, the Investment Adviser may allocate more of the Fund’s assets to cash or other less risky assets. There is no guarantee that the Investment Adviser’s asset allocation model or Market Sentiment Indicator will be successful predictors of future market activity.

3   SUMMARY PROSPECTUS — GOLDMAN SACHS DYNAMIC ALLOCATION FUND
The Investment Adviser may also establish a short position for the Fund with respect to an asset class that the Investment Adviser believes will underperform over a particular time period. The Fund may also use leverage (e.g. by borrowing or through derivatives). As a result, the sum of the Fund’s investment exposures will generally be limited to 200% of the assets invested in the Fund, although these exposures may be higher or lower.
THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (“INVESTMENT COMPANY ACT”), AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS.
PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. While the Fund offers a greater level of diversification than many other types of mutual funds, the Fund may not provide a complete investment program for an investor. There can be no assurance that the Fund will achieve its investment objective.
Absence of Regulation. The Fund engages in over-the-counter (“OTC”) transactions. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.
Commodity Sector Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked derivatives in which the Fund invests may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest or repay principal. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant NAV deterioration. To the extent that the Fund invests in non-investment grade fixed income securities, these risks will be more pronounced.
Derivatives Risk. Loss may result from the Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
Expenses. By investing in other investment companies (including ETFs and money market funds) indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.
Foreign Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among others, a slow U.S. economy, regional and global conflicts, the imposition of exchange controls, confiscations and other government restrictions or from problems in share registration or settlement or custody. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks will be more pronounced, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Interest Rate Risk. When interest rates increase, fixed income securities held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.
Leverage Risk. Borrowing and the use of derivatives result in leverage, which can magnify the effects of changes in the value of the Fund’s investments and make it more volatile. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Liquidity Risk. The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid invesments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions.
Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

4 SUMMARY PROSPECTUS — GOLDMAN SACHS DYNAMIC ALLOCATION FUND
Non-Diversification Risk. The Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than a “diversified” mutual fund. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Tax Risk. The tax treatment of the Fund’s commodity-linked investments may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the Internal Revenue Service (the “IRS”) that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Fund’s taxable income for any gains and distributions made by the Fund.
Treasury Inflation Protected Securities Risk. The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
PERFORMANCE
The bar chart and table at right provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s [Institutional] Shares for the past calendar year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Class IR and Class R Shares compare to those of broad-based securities market indices. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.
AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 2011	1 Year	Since Inception

Class A Shares (Inception 01/05/10)
Returns Before Taxes	-7.10%	-0.17%
Returns After Taxes on Distributions	-7.29%	-0.49%
Returns After Taxes on Distributions and Sale of Fund Shares	-4.59%	-0.28%

Class C Shares (Inception 01/05/10)
Returns Before Taxes	-4.37%	1.99%

Institutional Shares (Inception 01/05/10)
Returns Before Taxes	-1.38%	3.12%

Class IR Shares (Inception 01/05/10)
Returns Before Taxes	-1.47%	2.98%

Class R Shares (Inception 01/05/10)
Returns Before Taxes	-2.04%	2.44%

Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (reflects no deduction for fees, expenses, or taxes)	0.29%	0.29%

Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84%	6.92%

S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	2.11%	7.41%

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Class IR and Class R Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

5  SUMMARY PROSPECTUS — GOLDMAN SACHS DYNAMIC ALLOCATION FUND
PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Alpha Strategies, has managed the Fund since 2010; Osman Ali, CFA, Managing Director, has managed the Fund since 2011; Steve Jeneste, CFA, Managing Director, has managed the Fund since 2011; and Sudarshan Gururaj, Ph.D., Vice President, has managed the Fund since 2012.
BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of GSAM and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR and Class R Shares.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for employer sponsored benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, investment advisers and other financial institutions (“Authorized Institutions”).
TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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